                                                              Board of Directors
                                                                February 1, 2005

                                POWER OF ATTORNEY

      THE HARTFORD MUTUAL FUNDS, INC., THE HARTFORD MUTUAL FUNDS II, INC.,
       THE HARTFORD INCOME SHARES FUND, INC., HARTFORD SERIES FUND, INC.,
                     AND HARTFORD HLS SERIES FUND II, INC.

                 Effective: February 1, 2005 - February 1, 2006

Lynn S. Birdsong     Sandra S. Jaffee(1)            Millard H. Pryor, Jr.
Tamara L. Fagely     Thomas M. Marra                Lowndes A. Smith
Robert M. Gavin      Phillip O. Peterson            David M. Znamierowski(2)
Duane E. Hill

do hereby jointly and severally authorize James Heavner, Marianne O'Doherty, Richard Wirth, or Jill Powilatis to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of the date first written above.

/s/ Lynn S. Birdsong                            /s/ Thomas M. Marra
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Lynn S. Birdsong                                 Thomas M. Marra

/s/ Tamara L. Fagely                             /s/ Phillip O. Peterson
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Tamara L. Fagely                                 Phillip O. Peterson

/s/ Robert M. Gavin                              /s/ Millard H. Pryor, Jr.
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Robert M. Gavin                                  Millard H. Pryor, Jr.

/s/ Duane E. Hill                                /s/ Lowndes A. Smith
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Duane E. Hill                                    Lowndes A. Smith

/s/ Sandra S. Jaffee                             /s/ David M. Znamierowski
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Sandra S. Jaffee                                 David M. Znamierowski

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1 Director of The Hartford Mutual Funds, Inc., Hartford Series Fund, Inc. and The Hartford Income Shares Fund, Inc.

2 Vice President of all the above-referenced investment companies and Director of The Hartford Mutual Funds, Inc. and Hartford Series Fund, Inc.